EXECUTION COPY

                          PLEDGE AND SECURITY AGREEMENT


                  THIS PLEDGE AND SECURITY AGREEMENT is made and entered into as of this 26th day of April, 1996 (this "Agreement"), by FERRELLGAS PARTNERS,
L.P., a Delaware limited partnership (the "Pledgor"), having its principal office at One Liberty Plaza, Liberty, Missouri 64068 and FERRELLGAS, INC., a Delaware corporation and sole general partner of the Pledgor ("Ferrellgas"), having its principal office at One Liberty Plaza, Liberty, Missouri 64068, in favor of AMERICAN BANK NATIONAL ASSOCIATION as collateral agent having an office at 101 East Fifth Street, St. Paul, Minnesota 55101-1860 (the "Collateral Agent"), for the ratable benefit of the holders (the "Holders") of the 93/8% Senior Secured Notes due 2006 of the Pledgor and Ferrellgas Partners Finance Corp., a Delaware corporation ("Finance Corp." and, together with the Pledgor, the "Issuers").

                              W I T N E S S E T H:

                  WHEREAS,  the  Pledgor  is the legal and  beneficial  owner of
98.9899% of the outstanding limited partner interests (the "Pledged Interest") in Ferrellgas, L.P. (the "Operating Partnership"), a Delaware limited partnership, pursuant to that certain Agreement of Limited Partnership of Ferrellgas, L.P., dated July 5, 1994 (the "Partnership Agreement");

                  WHEREAS, Ferrellgas is the sole general partner of the Pledgor and the Operating Partnership and is the legal and beneficial owner of 1.0101% of the outstanding general partner interests (the "General Partner Interest") in the Operating Partnership pursuant to the Partnership Agreement;

                  WHEREAS, the Pledgor, Finance Corp., the Operating Partnership and American Bank National Association, as trustee, have entered into that certain indenture dated as of April 26, 1996 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Issuers issued $160 million in aggregate principal amount of 93/8% Senior Secured Notes due 2006 (together with any notes or debentures issued in replacement thereof or in exchange or substitution therefor, the "Senior Notes"); and

                  WHEREAS, the terms of the Indenture require that the Pledgor pledge to the Collateral Agent for the ratable benefit of the Holders, and grant to the Collateral Agent for the ratable benefit of the Holders a security interest in, the Pledged Collateral (as defined below) and execute and deliver this Agreement in order to secure the payment and performance by the Issuers of all of their Obligations under the Indenture and the Senior Notes (the "Obligations").




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                                    AGREEMENT

                  NOW THEREFORE, in consideration of the above recitals, and in order to induce the Holders to purchase the Senior Notes, each of the Pledgor and Ferrellgas hereby agrees with the Collateral Agent for its benefit and the ratable benefit of the Holders as follows:

                  SECTION 1. Pledge. The Pledgor hereby pledges to the Collateral Agent for its benefit and for the ratable benefit of the Holders, and grants to the Collateral Agent for the ratable benefit of the Holders, a continuing first priority security interest in all of its right, title and interest in the following (the "Pledged Collateral"):

                  (a) the Pledged Interest and any certificates that represent the Pledged Interest (including any rights the Pledgor may now have or may have in the future to manage, invest, dispose of, liquidate, lease or otherwise control the Operating Partnership's assets) and, subject to Section 8.20 hereof, all products and proceeds of any of the Pledged Interest, including, without limitation, all dividends, distributions, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interest or any of the foregoing; and

                  (b) all additional equity interests and ownership interests in (whether or not represented by a certificated security or other investment), and all securities convertible into and all warrants, options or other rights to purchase equity interests or other ownership interests in, the Operating Partnership from time to time issued by the Operating Partnership in any manner, and any certificates that represent such additional equity interest or ownership interest (any such additional equity interest, ownership interest and other items shall constitute part of the Pledged Interest under and as defined in this Agreement), and all products and proceeds of any of the foregoing, including, without limitation, all dividends, distributions, cash,
         options,  warrants,  rights,  instruments,   subscriptions,  and  other
         property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

                  SECTION 2. Security for Obligations. This Agreement secures the prompt and complete payment and performance when due (whether at stated maturity, by acceleration, by repurchase or otherwise) of all Obligations of the Issuers under the Indenture and the Senior Notes (including, without limitation, the principal of and premium, if any, including Liquidated Damages (as defined in the Indenture), if any, on the Senior Notes and any other Obligations accruing after the date of any filing by the Pledgor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Pledgor).



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     SECTION 3.  Representations  and  Warranties.  The Pledgor hereby makes all representations and warranties applicable to the Pledgor contained in the Indenture. The Pledgor and Ferrellgas further represent and warrant that:

                  (a) The execution, delivery and performance by the Pledgor and Ferrellgas of this Agreement are within the Pledgor's and Ferrellgas' powers, have been duly authorized by all necessary partnership and corporate action, and do not contravene, or constitute a default under, the charter documents or by-laws of Ferrellgas, any provision of applicable law, regulation, the Partnership Agreement, the Agreement of Limited Partnership of Ferrellgas Partners, L.P., dated July 5, 1994 (the "MLP Partnership Agreement"), or any agreement, judgment, injunction, order, decree or other instrument binding upon the Pledgor, Ferrellgas or the Operating Partnership, or result in the creation or imposition of any Lien (as defined in the Indenture) on any assets of the Pledgor or the Operating Partnership, other than the Lien contemplated hereby.

                  (b) A true and correct copy of the Partnership Agreement (including all amendments to date) is attached hereto as Exhibit A. A true and correct copy of the MLP Partnership Agreement (including all amendments to date) is attached hereto as Exhibit B. Pledgor hereby acknowledges, represents and warrants that the Partnership Agreement and the MLP Partnership Agreement accurately state the terms of the respective partnerships, that, except as set forth in Exhibits A and B, the Partnership Agreement and the Operating Partnership Agreement have not been amended and are in full force and effect.

                  (c) The Pledged  Interest has been duly authorized and validly
         issued   and  is  fully  paid  and   non-assessable   (except  as  such
         non-assessability may be affected by the Partnership Agreement).

                  (d) The Pledged Interest constitutes all of the authorized, issued and outstanding limited partner interests of the Operating Partnership and all of the authorized, issued and outstanding equity interest of the Operating Partnership (other than the General Partner Interest), and constitutes all of the equity interest (including all warrants, options and other rights to acquire partnership interests) of the Operating Partnership beneficially owned by the Pledgor.

                  (e) There are no instruments, certificates, securities or other writings or chattel paper evidencing or representing any equity interest in the Operating Partnership.

                  (f) The Pledgor is the legal, record and beneficial owner of the Pledged Collateral, free and clear of any Lien or claims of any Person (as defined in the Indenture) except for the security interest created by this Agreement.



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                  (g) Each of the  Pledgor  and  Ferrellgas  has full  power and authority to enter into this Agreement, and the Pledgor has the right to vote, pledge and grant a security interest in the Pledged Collateral as provided by this Agreement.

                  (h) The exercise by the Collateral Agent of any of its rights and remedies hereunder will not cause, or be deemed to cause, a dissolution of the Pledgor, Ferrellgas or the Operating Partnership.

                  (i) This Agreement has been duly executed and delivered by the Pledgor and Ferrellgas and constitutes a legal, valid and binding obligation each of the Pledgor and Ferrellgas, enforceable against the Pledgor and Ferrellgas in accordance with its terms except as the same may be limited by bankruptcy, insolvency or similar laws affecting creditor rights generally and by general principles of equity.

                  (j) On the date hereof, the Collateral Agent's security interest in the Pledged Interest has been duly registered by and with the Operating Partnership pursuant to the provisions of Article 8 of the Uniform Commercial Code as in effect in the State of Delaware on the date hereof and on or prior to the date hereof, appropriate Uniform Commercial Code financing statements naming the Collateral Agent as secured party and the Pledgor as debtor with respect to the Pledged Collateral have been duly filed with the Secretary of State - Division of Corporations of the State of Delaware, the Secretary of State of the State of Missouri and the Recorder of Deeds of Clay County, Missouri. The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral in favor of the Collateral Agent securing the payment of the Obligations, enforceable as such against all creditors of the Pledgor and any persons purporting to purchase any of the Pledged Collateral from the Pledgor.

                  (k) No consent of any other Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either
         (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Pledgor or (ii) for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with a disposition of such Pledged Collateral by laws affecting the offering and sale of securities).

                  (l) No actions,  suits or proceedings of a material nature are pending, or to the knowledge of the Pledgor or Ferrellgas threatened, against or affecting the Pledgor, the Operating Partnership or Ferrellgas that, if adversely determined, would materially and adversely affect the financial condition of the Pledgor, the Operating Partnership or Ferrellgas and their Subsidiaries (as defined in the


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         Indenture) taken as a whole or involving the validity or enforceability of this Agreement or the priority of the lien and security interest created hereby, and no event has occurred (including specifically the Issuers' and Operating Partnership's execution of the Indenture) which will result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the Pledged Collateral other than the liens and security interests created by or otherwise permitted by this Agreement.

                  (m) The pledge of the Pledged Collateral pursuant to this Agreement is not prohibited by any applicable law or governmental regulation, release, interpretation or opinion of the Board of Governors of the Federal Reserve System or other regulatory agency (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).

                  (n) All information set forth herein relating to the Pledged Collateral is accurate and complete in all material respects.

                  SECTION 4. Covenants of the Pledgor. The Pledgor covenants that:

                  (a) The Pledgor will defend the Pledged Collateral against all claims and demands, immediately upon becoming aware of such claims and demands, of all persons at any time claiming the same or any interest therein except as expressly provided or allowed herein.

                  (b) The Pledgor will,  promptly upon request by the Collateral
         Agent, procure or execute and deliver any document, give any notices, execute and file any financing statements, mortgages or other documents, all in form and substance reasonably satisfactory to the Collateral Agent, mark any chattel paper, deliver any chattel paper or instruments to the Collateral Agent and take any other actions which are necessary or, in the reasonable judgment of the Collateral Agent, desirable to perfect or continue the perfection and first priority of the Collateral Agent's security interest in the Pledged Collateral, to protect the Pledged Collateral against the rights, claims, or interests of third persons or to effect the purposes of this Agreement, and will pay all reasonable costs incurred in connection therewith.

                  (c) The Pledgor shall not sell, transfer, assign, pledge, exchange or otherwise dispose of the Pledged Collateral other than pursuant to this Agreement and the Indenture, including, without limitation, Section 8.22 hereof. If the Pledgor sells, transfers, assigns, exchanges or otherwise disposes of the Pledged Collateral and the proceeds of any such sale are notes, instruments or chattel paper, such proceeds shall be promptly delivered to the Collateral Agent to be held as Pledged Collateral hereunder. If the Pledged Collateral, or any part thereof, is sold, transferred, assigned, pledged, exchanged, or otherwise disposed of in violation of these provisions, the security interest of the Collateral Agent shall continue in such Pledged Collateral or part thereof notwithstanding such sale,


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         transfer,  assignment,  pledge, exchange or other disposition,  and the
         Pledgor will hold the proceeds thereof in a separate account for the benefit of the Collateral Agent and the Holders and the Pledgor will, at the Collateral Agent's request, transfer such proceeds to the Collateral Agent in kind.

                  (d) The Pledgor will not, and will not permit the Operating Partnership to, enter into, modify or amend any existing or future contracts or agreements relating to the sale or disposition of the Pledged Collateral or any part thereof without the prior written consent of the Collateral Agent. Upon request of the Collateral Agent, the Pledgor will provide the Collateral Agent with copies of all such existing and hereafter created contracts and agreements and of all amendments and modifications thereto.

                  (e) The Pledgor will pay and discharge, or cause to be paid and discharged, all taxes, assessments and governmental charges or levies against the Pledged Collateral prior to delinquency thereof and will keep the Pledged Collateral free of all unpaid charges whatsoever, provided, however, that the Pledgor may withhold payment of any taxes, assessments and governmental charges or levies which (i) the Pledgor in good faith disputes, is at its own expense currently and diligently contesting, is permitted under applicable law to contest without payment, and (ii) do not aggregate more than $100,000 unless the Pledgor delivers to the Collateral Agent a surety bond sufficient for release of such taxes, assessments and governmental charges or levies or other reasonable security therefor within 30 days of the filing thereof.

                  (f) The Pledgor will comply with all laws, statutes and regulations pertaining to the ownership of the Pledged Collateral where the absence of such compliance would have an adverse effect on the Pledged Collateral or on the interests of the Collateral Agent or the Holders of the Senior Notes. In the event that the absence of such compliance would not result in such an adverse effect on the Pledged
         Collateral or on the Collateral Agent or the Holders of the Senior Notes, the Pledgor shall be required to comply with such laws, statutes and regulations within two days after receiving notice that it is not in compliance with such laws, statutes and regulations.

                  (g) The Pledgor will, within five days of the Collateral Agent's reasonable request, deliver to the Collateral Agent records and schedules which show the status and condition of the Pledged Collateral, will promptly notify the Collateral Agent in writing of any event, or change of law, regulation, business practice, or business condition which materially adversely affects the value of the Pledged Collateral, and, in accordance with the provisions of the Indenture, will provide the Collateral Agent with current financial information concerning the Operating Partnership's business on a fiscal year-end basis, with detail reasonably satisfactory to the Collateral Agent and which shall be certified by the Operating Partnership and prepared in accordance with accounting principles consistently


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         applied and consistent with such statements  previously supplied to the
         Collateral  Agent  (unless  any  change  in such  principles  has  been
         approved  by  the   Collateral   Agent  which  approval  shall  not  be
         unreasonably withheld or delayed). The Collateral Agent shall have the reasonable right to review and verify such records, schedules, notices and financial information.

                  (h)  The   Pledgor   waives  any  claim   that  the   release,
         substitution or addition of collateral, endorsers or guarantors affects the liability of the Pledgor hereunder.

                  (i) Upon the occurrence of a Default (as defined by Section 6 hereof), the Pledgor shall notify Ferrellgas and the Operating Partnership that the Collateral Agent has all of the rights, and is entitled to all of the benefits, of the Pledgor as sole limited partner of the Operating Partnership under the Partnership Agreement, and has the right to receive any and all payments, whether as a limited partner or a creditor, from the Operating Partnership to the Pledgor as a limited partner or creditor of the Operating Partnership.

                  (j) The Pledgor (i) shall not agree to any amendment or modification of the Partnership Agreement or the MLP Partnership Agreement that would adversely affect the Pledged Collateral or the rights of the Collateral Agent hereunder and the Holders of the Senior Notes and (ii) shall not, other than as permitted by Sections 4.10 and
         12.03 of the Indenture, permit the liquidation, winding up, or termination of the Pledgor or the Operating Partnership without the prior written consent of the Collateral Agent.

                  (k) At any time after the occurrence and during the pendency of a Default (as defined by Section 6 hereof), the Collateral Agent shall have the right to make any payments and do any other acts the Collateral Agent may deem necessary to protect its security interest in the Pledged Collateral, including, without limitation, the rights to pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of the Collateral Agent appears to be prior to or superior to the security interest granted hereunder, and appear in and defend any action or proceeding purporting to affect its security interest in and/or the value of the Pledged Collateral, and in exercising any such powers or authority, the right to pay all expenses incurred in connection therewith, including attorneys' fees. The Pledgor hereby agrees together with Ferrellgas, jointly and severally, to reimburse the Collateral Agent for all payments made and expenses incurred, which amounts shall be secured under this Agreement, and agrees it shall be bound by any payment made or act taken by the
         Collateral Agent hereunder. The Collateral Agent shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts.

     (l) The Pledgor shall not take any action, or permit the taking of any action by the Operating Partnership, with respect to the Pledged Collateral the

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         taking of which would result in a material  impairment  of the economic value of the Pledged  Collateral  as  collateral  or a violation of the
         Indenture  or  this  Agreement,   including,  without  limitation,  the
         issuance  by  the  Operating   Partnership  of  any  additional  equity
         interests to Persons other than the Pledgor (other than the issuance of additional equity interests to Ferrellgas or its parent in connection with a Flow- Through Acquisition (as defined in the Indenture), provided that such equity interests are immediately transferred to the Pledgor).

                  (m) If any exists in the future, the Pledgor will immediately deliver to the Collateral Agent any certificates, notes or other evidence of the Pledged Collateral, in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent.

                  SECTION 5. Covenants of Ferrellgas. Ferrellgas covenants that:

                  (a) Ferrellgas shall not exercise or shall refrain from exercising any and all voting and consensual rights pertaining to, and its powers as general partner of, the Operating Partnership if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof or be inconsistent with or violate any provisions of this Agreement or the Indenture.

                  (b) Ferrellgas (i) shall not agree to any amendment or modification of the MLP Partnership Agreement or the Partnership Agreement that would adversely affect the Pledged Collateral or the rights of the Collateral Agent hereunder or the Holders of the Senior Notes and (ii) shall not, other than as permitted by Sections 4.10 and
         12.03 of the Indenture, permit the liquidation, winding up, or termination of the Pledgor or the Operating Partnership without the prior written consent of the Collateral Agent.

                  (c) The Collateral Agent shall have at all reasonable times, with reasonable notice, the right to enter into and upon any premises of the Pledgor and the Operating Partnership for the purpose of inspecting the same, making copies of records, or otherwise protecting its security interest in the Pledged Collateral.

                  (d) Ferrellgas shall not permit the Operating Partnership to make any dividends, distributions, loans, or transfer of any kind in complete or partial liquidation of the Operating Partnership without the express written consent of the Collateral Agent, other than as permitted by Sections 4.10 and 12.03 of the Indenture.

                  (e) Ferrellgas hereby agrees together with the Pledgor, jointly and severally, to reimburse the Collateral Agent for all payments made and expenses incurred by the Collateral Agent under
         Section 4(k) hereunder which amounts shall


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         be secured  under this  Agreement,  and agrees it shall be bound by any payment made or act taken by the Collateral Agent hereunder.

                  (f) Ferrellgas shall not take any action, or permit the taking of any action by the Operating Partnership, with respect to the Pledged Collateral the taking of which would result in a material impairment of the economic value of the Pledged Collateral as collateral or a violation of the Indenture or this Agreement, including, without limitation, the issuance by the Operating Partnership of any additional equity interests to Persons other than the Pledgor (other than the issuance of additional equity interests to Ferrellgas or its parent in connection with a Flow- Through Acquisition (as defined in the Indenture), provided that such equity interests are immediately transferred to the Pledgor).

                  (g) Ferrellgas shall cause the Operating Partnership to take any other actions which are necessary or, in the reasonable judgment of the Collateral Agent, desirable to perfect or continue the perfection and first priority of the Collateral Agent's security interest in the Pledged Collateral, to protect the Pledged Collateral against the rights, claims, or interests of third persons or to effect the purposes of this Agreement.

     SECTION 6.  Defaults.  The  occurrence  of any one or more of the following
events  or  conditions  shall  constitute  a  default   ("Default")  under  this
Agreement:
                  (a) An Event of Default (as defined in the Indenture) shall occur under the Senior Notes or the Indenture.

                  (b) Other than those created or permitted by this Agreement, any Lien or other encumbrance is placed on or any levy is made on the Pledged Collateral or any portion thereof, or the Pledged Collateral or any portion thereof is seized or attached pursuant to legal process, unless such Lien, encumbrance, levy, seizure or attachment is removed or released within thirty (30) days from the time such lien or encumbrance was placed thereon or such levy, seizure or attachment was effected, but in any event not later than five (5) days prior to any date for sale of such property.

                  SECTION 7. Remedies. If a Default hereunder shall have occurred and be continuing, the Collateral Agent may, at its option, without notice to or demand upon the Pledgor or Ferrellgas, but subject to this Section 7, do any one or more of the following.

                  (a) Declare the Obligations and all other indebtedness (pursuant to this Agreement or the Indenture) of the Issuers to the Collateral Agent to be immediately due and payable, whereupon all unpaid principal, premium, if any, and interest including liquidated damages, if any, on said advances and other indebtedness shall become and be immediately due and payable;


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




                  (b) Exercise any or all of the rights and remedies provided for by the applicable Uniform Commercial Code, specifically including, without limitation, the right to recover the reasonable attorneys' fees and other expenses incurred by the Collateral Agent in the enforcement of this Agreement or in connection with the Pledgor's redemption of the Pledged Collateral;

                  (c)  Notify  the  Pledgor,   the  Operating   Partnership  and
         Ferrellgas that the Collateral Agent has the right to receive any payments from the Operating Partnership to the Pledgor, as limited partner or creditor of the Operating Partnership;

                  (d) Transfer any Pledged Collateral into the name of its nominee;

                  (e) Retain the Pledged Collateral in satisfaction of the obligations secured hereby, with notice of such retention sent to the Pledgor as required by law;

                  (f) Exercise all the rights and receive all the benefits of the Pledgor as sole Limited Partner (as defined by the Partnership
         Agreement)  of  the  Operating   Partnership   under  the   Partnership
         Agreement.

                  (g) Enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent the Collateral Agent from pursuing any other or further remedy which it may have, and any repossession or retaking or sale of the Pledged
         Collateral pursuant to the terms hereof shall not operate to release the Pledgor until full and final payment of any deficiency has been made in cash. The Pledgor shall reimburse the Collateral Agent upon demand for, or the Collateral Agent may apply any proceeds of Pledged Collateral to, the costs and expenses (including attorneys' fees, transfer taxes and any other charges) incurred by the Collateral Agent in connection with any sale, disposition or retention of any Pledged Collateral hereunder;

                  (h) The Collateral  Agent shall not be required to marshal the
         Pledged Collateral or any other security for the obligations secured hereby or to resort to the Pledged Collateral or any other security for the obligations secured hereby in any particular order and all of the Collateral Agent's rights under the various instruments relating to the Pledged Collateral shall be cumulative. The Pledgor, to the maximum extent permitted by law, hereby waives every defense (now, theretofore or hereafter arising) of estoppel, laches, extension or moratorium applicable to any obligations or liabilities covered by this Agreement or of the Pledgor under this Agreement. The Pledgor expressly waives extension of the obligations of this Agreement arising by any reason whatsoever, including without limitation, by reason of the institution of proceedings by or against Ferrellgas, the Pledgor or the Operating Partnership under or pursuant to the Federal Bankruptcy Code, or any amendment thereto, or any similar state or federal laws relating to the relief of debtors. The Collateral Agent may sell the Pledged Collateral, or any part thereof, at any public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale, if it deems it advisable to do so, to restrict the prospective bidders or purchasers to persons who will provide assurances satisfactory to the Collateral Agent that they may be offered and sold the Pledged Collateral without registration under the Securities Act of 1933, as amended, or any statute then in effect corresponding to the Securities Act of 1933, as amended (the "Securities Act") or any other applicable state or federal statute, and upon the consummation of any such sale, the Collateral Agent shall have the right to assign, transfer and deliver to purchaser or purchasers thereof the Pledged Collateral so sold. The Collateral Agent may solicit offers to buy the Pledged Collateral, or any part of it, from a limited number of investors deemed by the Collateral Agent, in its reasonable judgment, to meet the requirements to purchase securities under Regulation D promulgated under the Securities Act as then in effect (or any other regulation of similar import). If the Collateral Agent solicits such offers from such investors, then the acceptance by the Collateral Agent of the highest offer obtained therefrom shall be deemed to be a commercially reasonably  method of  disposition  of the Pledged  Collateral.  If the
         Collateral  Agent  at  such  sale  shall  deem  it  advisable,  in  its reasonable judgment, to have the Pledged Collateral, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor and Ferrellgas will cause the Operating Partnership to
         (i) execute and deliver, and cause the directors and officers of Ferrellgas, as general partner of the Operating Partnership, to execute and deliver, all at the Operating Partnership's expense, all such instruments and documents, and to do or cause to be done all such other acts and things as may be necessary or, in the opinion of the Collateral Agent, advisable, to register such Pledged Collateral under the provisions of the Securities Act, (ii) cause the registration statement relating thereto to become effective and remain effective for a period of 180 days from the date of the first public offering of such Pledged Collateral, or that portion thereof to be sold and (iii) make all amendments thereto and/or to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each of the Pledgor and Ferrellgas agree to cause the Operating Partnership to comply with the provisions of the securities or "Blue Sky" laws of any jurisdiction that the Collateral Agent shall designate for the sale of the Pledged Collateral and to make available to the Operating Partnership's security holders, as soon as practicable, an earnings statement (which need not be audited) that will satisfy the provisions of Section 11(a) of the Securities Act. Each of the Pledgor and Ferrellgas will cause the Operating Partnership to furnish to the Collateral Agent such number of copies as the Collateral Agent may reasonably request of each preliminary and final prospectus, to notify the Collateral Agent promptly of the happening of any event as a result of which any then effective prospectus includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of then existing circumstances, and to cause the Collateral Agent to be furnished with such number of copies as the Collateral Agent may request of such supplement to or amendment of such prospectus. The Pledgor and Ferrellgas will cause the Operating Partnership, to the extent permitted by law, to indemnify, defend and hold harmless the Collateral Agent and the Holders from and against all losses, liabilities, expenses or claims (including reasonable legal expenses and the reasonable costs of investigation) that the Collateral Agent or the Holders may incur under the Securities Act or otherwise, insofar as such losses, liabilities expenses or claims arise out of or are based upon any alleged untrue statement of a material fact contained in such registration statement (or any amendment thereto) or in any preliminary or final prospectus (or any amendment or supplement thereto), or arise out of or are based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that any such losses, liabilities, expenses or claims arise solely out of or are based upon any such alleged untrue statement made or such alleged omission to state a material fact included or excluded on the written direction of the Collateral Agent. The Pledgor and Ferrellgas will cause the Operating Partnership to bear all costs and expenses of carrying out their obligations hereunder.

                  (i) Proceed by an action or actions at law or in equity to recover the indebtedness secured hereunder or to foreclose this Agreement and sell the Pledged Collateral, or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction; and

                  (j) In the event the Collateral Agent recovers possession of all or any part of the Pledged Collateral pursuant to a writ of possession or other judicial process, whether prejudgment or otherwise, the Collateral Agent may thereafter retain, sell or otherwise dispose of such Pledged Collateral in accordance with this Agreement or the applicable Uniform Commercial Code, and following such retention, sale or other disposition, the Collateral Agent may voluntarily dismiss without prejudice the judicial action in which such writ of possession or other judicial process was issued. The Pledgor hereby consents to the voluntary dismissal by the Collateral Agent of such judicial action, and the Pledgor further consents to the exoneration of any bond which the Collateral Agent filed in such action.

                  SECTION 8.  Miscellaneous Provisions.

                  8.1 Notices. Any notice or communication by the Collateral Agent, the Pledgor or Ferrellgas to the others is duly given if in writing and delivered in person or mailed by first class mail (registered or certified) with return receipt requested, telex, telecopier or overnight air courier guaranteeing next day delivery, to the others' address:

         If to the Collateral Agent:

                  American Bank National Association
                  101 East Fifth Street
                  St. Paul, MN  55101-1860
                  Telecopier No.: (612) 229-6415
                  Attention: Corporate Trust Department


         If to the Pledgor and Ferrellgas:

                  Ferrellgas Partners, L.P.,
                  One Liberty Plaza
                  Liberty, MO  64068
                  Telecopier No.: (816) 792-6979
                  Attention: Danley K. Sheldon

         With a copy to:

                  Bryan Cave LLP
                  One Kansas City Place
                  1200 Main Street, Suite 3500
                  Kansas City, Missouri  64105-2100
                  Telecopier No.: (816) 374-3300
                  Attention:  Kendrick T. Wallace

                  The Collateral Agent, the Pledgor or Ferrellgas, by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  The Pledgor shall forward to the Collateral Agent, without delay, any notices, letters or other communications delivered to the Pledgor naming the Collateral Agent or any similar designation as addressee, or which could reasonably be deemed to materially and adversely affect the ability of the Pledgor, the Operating Partnership, or Ferrellgas to perform its obligations to the Collateral Agent.

                  All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  8.2 Headings. The various headings in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

                  8.3 Governing Law. This Agreement shall be construed in accordance with and all disputes hereunder shall be governed by the laws of the State of New York.

                  8.4 Amendments. This Agreement or any provision hereof may be changed, waived, or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced.

                  8.5 No Waiver. No delay in enforcing or failure to enforce any right under this Agreement by the Collateral Agent shall constitute a waiver by the Collateral Agent of such right. No waiver by the Collateral Agent of any default hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or of the same default on a future occasion.

                  8.6 Time of the Essence. Time is of the essence of each provision of this Agreement of which time is an element.

                  8.7 Binding Agreement. All rights of the Collateral Agent hereunder shall inure to the benefit of its successors and assigns. The Pledgor shall not assign any of its interest under this Agreement without the prior written consent of the Collateral Agent. Any purported assignment inconsistent with this provision shall, at the option of the Collateral Agent, be null and void.

                  8.8 Definitions. All capitalized terms not defined herein shall have the meaning set forth in the Indenture or the Uniform Commercial Code as in effect in the State of New York on the date hereof, except where the context otherwise requires.

                  8.9 Entire Agreement. This Agreement, together with any other agreement executed in connection herewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Agreement shall not be relevant to determine the meaning of this Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

                  8.10 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or to seek damages for a breach of any provision hereof, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  8.11 Severability. If any provision of this Agreement should be found to be invalid or unenforceable, all of the other provisions shall nonetheless remain in full force and effect to the maximum extent permitted by law.

                  8.12 Survival of Provisions. All representations, warranties and covenants of the Pledgor and Ferrellgas contained herein shall survive the execution and delivery of this Agreement, and shall terminate only upon the full and final payment by the Pledgor of its indebtedness secured hereunder.

                  8.13 Setoff. The Collateral Agent shall have the right, at any time, to set off any indebtedness or obligation of the Pledgor against any indebtedness or obligation of the Collateral Agent incurred hereunder, without notice to or demand upon the Pledgor and whether or not any such indebtedness or obligations are liquidated or mature at the time of such offset. The Collateral Agent's right of offset hereunder shall be in addition to and not in limitation of any other rights or remedies which may exist in favor of the Collateral Agent.

                  8.14 Power of Attorney. The Pledgor hereby irrevocably appoints and constitutes the Collateral Agent as the Pledgor's attorney-in-fact to exercise all of the following powers upon the occurrence and during the pendency of a Default (as defined in Section 6 hereof): (i) collection of proceeds of any Pledged Collateral; (ii) conveyance of any item of Pledged Collateral to any purchaser thereof; (iii) giving of any notices or recording of any Liens hereunder; (iv) making of any payments or taking any acts hereunder and (v) paying or discharging taxes or Liens levied or placed upon or threatened against the Pledged Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, and such payments made by the Collateral Agent to become the obligations of the Pledgor to the Collateral Agent, due and payable immediately without demand. The Collateral Agent's authority hereunder shall include, without limitation, the authority to endorse and negotiate, for the Collateral Agent's own account, any checks or instruments in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document, transfer title to any item of Pledged Collateral, sign the Pledgor's name on all financing statements or any other documents deemed necessary or appropriate to preserve, protect or perfect the security interest in the Pledged Collateral and to file the same, prepare, file and sign the Pledgor's name on any notice of Lien, and prepare, file and sign the Pledgor's name on a proof of claim in bankruptcy or similar document against any creditor of the Pledgor, and to take any other actions arising from or incident to the powers granted to the Collateral Agent in this Agreement. This power of attorney is coupled with an interest and is irrevocable by the Pledgor.

                  8.15 Authority of the Collateral Agent. The Collateral Agent shall have and be entitled to exercise all powers hereunder which are specifically delegated to the Collateral Agent by the terms hereof. The Collateral Agent may perform any of its duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. Neither the Collateral Agent nor any director, officer, employee, attorney or agent of the Collateral Agent shall be liable to the Pledgor or Ferrellgas for any action taken or omitted to be taken by it or them hereunder, except for its or their own gross negligence or willful misconduct; nor shall the Collateral Agent be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Collateral Agent and the Pledgor each shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper person or persons. The Pledgor and Ferrellgas jointly and severally agree to indemnify and hold harmless the Collateral Agent and/or any such other person from and against any and all costs, expenses (including attorneys' fees), claims or liability incurred by the Collateral Agent or such person hereunder, unless such claim or liability shall be due to willful misconduct or gross negligence on the part of the Collateral Agent or such person. If a Default does not then exist, and delay in commencing or responding to such action or proceeding does not prejudice the rights of the Collateral Agent or subject the Collateral Agent to any increased liability, and the Pledgor or any of its affiliates is not a party to such action or proceeding, the Collateral Agent shall give the Pledgor notice of its intention to commence, appear in, or defend such action or proceeding and the Pledgor shall have five (5) days after such notice to propose to the Collateral Agent the form and nature of the Collateral Agent's representation in such action or proceeding, which the Collateral Agent may accept or reject in its reasonable discretion. The foregoing notice and the Collateral Agent's decision to accept or reject shall not limit or prejudice the Collateral Agent's rights to payments or indemnification provided in this Agreement.

                  8.16 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same agreement.

                  8.17 Termination of Agreement. This Agreement shall terminate upon full and final payment of all Obligations secured hereunder.

                  8.18 Waiver. To the extent permitted by applicable law, the Pledgor and Ferrellgas hereby agree to waive, and hereby absolutely and irrevocably waive and relinquish the benefit and advantage of, and hereby covenant not to assert against the Collateral Agent any of the following:

                           (a) All right to require the Collateral Agent to apply any Pledged Collateral which the Collateral Agent may hold to the obligations of the Pledgor or the Operating Partnership to the Collateral Agent at any time or to pursue any other remedies;

                           (b) Any claim that the release, substitution or addition of Pledged Collateral, endorsers or guarantors affects the liability of the Pledgor hereunder; and

                           (c) any right of subrogation and any right to participate in the Pledged Collateral until all Obligations hereby secured have been paid in full.

                  8.19 Further Assurances. The Pledgor and Ferrellgas will execute and deliver to the Collateral Agent, at its request, any further instruments and will perform any and all acts deemed reasonably necessary by the Collateral Agent to carry into effect the terms, conditions and provisions of this Agreement and the transactions connected herewith. In the event that the same be required in connection with this transaction, or in connection with any sale made in the course of enforcement of this Agreement, the Pledgor and Ferrellgas shall execute and deliver any and all instruments which may be required by law or by the regulations or rules of any governmental agency to effectuate this Agreement and to perfect the security interest granted herein to the Collateral Agent, as well as to effectuate the sale and transfer of the Pledged Collateral sold to the purchaser or purchasers at any sale made pursuant to, or in enforcement or foreclosure of, this Agreement. Should the Pledgor and Ferrellgas fail to execute or deliver any such instruments or to perform any such acts, the Pledgor and Ferrellgas hereby irrevocably authorizes and appoints the Collateral Agent to execute and to deliver such instruments and to perform such acts in the name of the Pledgor and Ferrellgas on their behalf as their attorney-in-fact.

                  8.20 Right to Receive Distributions and Vote the Pledged Interest. Unless a Default shall have occurred and be continuing, the Pledgor shall have the right to receive all payments or distributions that it is entitled to receive as a partner of or creditor of the Operating Partnership and the right to exercise the voting and other consensual rights that it is entitled to exercise under the Partnership Agreement.

                  Upon the occurrence and during the pendency of a Default, the Pledgor shall not receive payments or distributions as a partner of or creditor of the Operating Partnership, provided, however, that the Pledgor will be entitled to receive such cash, dividends, distributions, interest and other payments from the Operating Partnership that are sufficient to permit the
Pledgor to satisfy its ordinary course operating expenses whether or not a Default shall have occurred. The Pledgor hereby authorizes and directs the Operating Partnership, upon the occurrence and during the pendency of a Default, to make all payments and distributions (other than the payments and distributions described in the proviso of the preceding sentence), to which the Pledgor would otherwise be entitled, directly to the Collateral Agent and all payments and other distributions that are received by the Pledgor contrary to the provisions of this Section 8.20 shall be received in trust for the benefit of the Collateral Agent and the Holders, shall be segregated from the other property or funds of the Pledgor and shall be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsements).

                  Upon the occurrence and during the pendency of a Default, all rights of the Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise under the Partnership Agreement shall cease, and all such rights shall thereupon become vested in the Collateral
Agent, which, to the extent permitted by law and the Partnership Agreement, shall thereupon have the sole right to exercise such voting and other consensual rights.

                  8.21 Limited Recourse. No limited partner of the Pledgor or director, officer, employee, incorporator or stockholder of the General Partner shall have any liability for any obligations of the Pledgor or Ferrellgas under this Agreement or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder, by accepting a Senior Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Senior Notes. The foregoing limitation of personal liability shall be subject to the following exceptions and qualifications:

                           (a) directors, officers, employees, incorporators and stockholders of the General Partner shall be fully and personally liable for the following:

                                    (i)  fraud;

                                    (ii) retention by such persons of any income
                  arising with respect to the Pledged Collateral held in trust by the Pledgor under the provisions of this Agreement, which, under the terms of this Agreement, should have been paid to the Collateral Agent; and

                                    (iii)  any  losses   that  result  from  the
                  transfer (not expressly permitted under this Agreement) of the Pledged Collateral.

                           (b) Nothing contained in this paragraph shall affect or limit the ability of the Collateral Agent to enforce any of its rights or remedies with respect to any property encumbered by this Agreement.

                  8.22 Additional Interests. If, after the date hereof and provided no Default shall have occurred and be continuing, the Pledgor shall incur any additional Indebtedness (as defined in the Indenture) permitted to be incurred under the terms of the Indenture and that is not expressly subordinate in right of payment to any other Indebtedness, such Indebtedness may be secured by the Pledged Collateral on a pro rata basis with the Obligations secured hereunder; provided that (i) the Collateral Agent shall act as collateral agent with respect to the Pledged Collateral for both the Holders and the holders of such Indebtedness, (ii) the continued priority and perfection of the Collateral Agent's security interest in the Pledged Collateral for the benefit of the Holders shall not, in the sole opinion of the Collateral Agent, be interrupted, diminished or otherwise adversely affected (other than by virtue of the fact that the Holders will be sharing the Pledged Collateral equally and ratably on a pro rata basis with the holders of such Indebtedness) and (iii) the rights and remedies of the holders of such Indebtedness with respect to the Pledged Collateral shall be no greater or more extensive than the rights of the Holders with respect to the Pledged Collateral. In connection with the grant of any such security interest for the benefit of the holders of such Indebtedness, the Collateral Agent agrees to enter into any agreements reasonably required to accomplish the purposes of this Section 8.22 (including, if necessary, an amended and restated pledge agreement and/or an intercreditor agreement which is substantially identical to the terms of this Agreement).

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered the day and year first above written.

                                     Very truly yours,

                                     FERRELLGAS PARTNERS, L.P.
                                     By: FERRELLGAS, INC.,
                                         as General Partner



                                     By:
                                     Name: Danley K. Sheldon
                                     Title:   Senior Vice President


                                     FERRELLGAS, INC.,



                                     By:
                                     Name: Danley K. Sheldon
                                     Title:   Senior Vice President

COLLATERAL AGENT:

AMERICAN BANK NATIONAL ASSOCIATION,
  as Collateral Agent



By:
         Name:
         Title:


By:
         Name:
         Title:

                                    Exhibit A
                              Partnership Agreement

                                    Exhibit B
                         Operating Partnership Agreement